UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019 (November 13, 2019)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02(d) Election of Directors.

The Board of Directors (the Board) of Union Pacific Corporation (the Company), acting upon the recommendation of the Corporate Governance and Nominating Committee, elected Christopher J. Williams, age 61, to serve on the Board as a director of the Company, effective November 13, 2019. Mr. WiIliams previously served as the chairman and chief executive officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC (Williams Capital), an investment banking and financial services firm, since its formation in 1994. Mr. Williams recently assumed the role of Chairman of Siebert Williams Shank & Co. LLC, the investment firm resulting from the recent merger of Williams Capital and Siebert Cisneros Shank & Co. LLC, effective November 4, 2019. All Company directors serve concurrently on the Board of Directors of the Company’s principal operating subsidiary, Union Pacific Railroad Company (the Railroad). The Board will determine Mr. Williams’ committee assignments in March 2020 and disclose those assignments in the Company’s Proxy Statement.

Prior to founding Williams Capital, Mr. Williams managed the derivatives and structured finance division of Jefferies & Company. He also previously worked at Lehman Brothers, where his roles included managing groups in the corporate debt capital markets and derivatives structuring and trading. Mr. Williams is a member of the board of directors of The Clorox Company, Ameriprise Financial, Inc. and privately held Cox Enterprises, Inc.

The Board affirmatively determined that Mr. Williams has no material relationship with the Company or any of its consolidated subsidiaries, including the Railroad, (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the applicable listing standards of the New York Stock Exchange and the Director Independence Standards adopted by the Board. Mr. Williams does not have a direct or indirect material interest in any related person transaction as defined under the Securities and Exchange Commission’s rule and the Company’s Related Party Policy.

The Company issued a press release regarding the election of Mr. Williams, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 99.1 Press Release of Union Pacific Corporation, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2019

UNION PACIFIC CORPORATION

By:	/s/ Rhonda S. Ferguson
Rhonda S. Ferguson
Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Union Pacific Corporation, dated November 14, 2019.